SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report - January 9, 1998

                    MID PENN BANCORP, INC.
    (Exact name of registrant as specified in its charter)

 Pennsylvania              0-20141                   25-1666413
-----------------    ----------------------      ----------------
State or other      (Commission File Number)      (IRS Employer
 jurisdiction                                    Identification
of incorporation)                                    Number)


         349 Union Street
     Millersburg, Pennsylvania                        17061
     --------------------------                    ----------
      (Address of principal                        (Zip Code)
        executive offices)


Registrant's telephone number including area code:(717) 692-2133
                                                   -------------

                             N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

             Page 1 of 6 Sequentially Numbered Pages
               Index to Exhibits Found on Page 4

Item 1.  Changes in Control of Registrant.
         ---------------------------------
         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
         Not Applicable.

Item 5.  Other Events.
         -------------
         On January 9, 1998, the Registrant issued a press release announcing execution of a definitive agreement relating to the Registrant's acquisition of Miners Bank of Lykens, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------
         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits:

              99    Press Release, of Registrant, dated
                    January 9, 1998, re: Registrant's
                    Acquisition of Miners Bank of Lykens.

Item 8.  Change in Fiscal Year.
         ----------------------
         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MID PENN BANCORP, INC.
                                   (Registrant)


Dated: January 16, 1998     /s/ Alan W. Dakey
                              ---------------------------------
                              Alan W. Dakey, Vice President and
                              Chief Operating Officer

                      EXHIBIT INDEX


                                                   Page Number
                                                   in Manually
Exhibit                                          Signed Original
-------                                          ---------------

  99      Press Release, of Registrant, dated           6
          January 9, 1998, re: Registrant's
          Acquisition of Miners Bank of Lykens.